SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): August 31, 2004
                                                           ---------------


                            BellaVista Capital, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                    0-30507                    94-3324992
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                  99 El Camino Real, Menlo Park, CA       94025
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 328-3060
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.01.  Regulation FD disclosure

See the Letter to Shareholders attached to this report as Exhibit 99.1.


    (1)      Exhibits

Exhibit No.    Description

99.1           Letter to Shareholders





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 1, 2004         BellaVista Capital, Inc.



                                 By:  /s/ MICHAEL RIDER
                                 --------------------------------------
                                 Michael Rider, Chief Executive Officer













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